Supplement dated October 5, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated April 27, 2023, for Schwab Genesis Advisory Variable AnnuityTM and Schwab Genesis Variable AnnuityTM
contracts issued by Protective Life Insurance Company
PLICO Variable Annuity Account S

Supplement dated October 5, 2023
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated April 27, 2023, for Schwab Genesis Advisory Variable Annuity NYTM and Schwab Genesis Variable Annuity NYTM
contracts issued by Protective Life and Annuity Insurance Company
PLAIC Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

In the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT" section of the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus, the following fund information is removed and replaced by the following:

Asset Allocation	Portfolio Company - Investment Adviser;	Current	Average Annual Total Returns (as of 12/31/2022)			SecurePay Life Rider Allocation Investment
Type	Sub-Adviser(s), as applicable	Expenses	1 Year	5 Year	10 Year	Category(2)
Money Market	Schwab® Government Money Market PortfolioTM	0.26%	1.43%	1.04%	0.57%	1
Allocation	Schwab® VIT Balanced Portfolio	0.58%	-14.71%	1.70%	3.18%	2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.